CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement of CUNA Mutual Variable Life Insurance Account (the "Account") on Form N-6 of our report, dated
February 16, 2009, on the financial statements of the Subaccounts comprising the Account, appearing in the Statement of Additional Information (which is incorporated by reference in the prospectus of the Account), which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/Deloitte & Touch LLP

Chicago, Illinois
April 24, 2009

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Registration Statement of CUNA Mutual Variable Life Insurance Account (the "Account") on Form N-6 of our report, dated March 25, 2009, on the consolidated balance sheets of CUNA Mutual Insurance Society as of December 31, 2008 and 2007 and the related consolidated statements of operations, changes in policyholders' surplus, and cash flows for each of the three years in the period ended December 31, 2008, (which (1) reports expresses an unqualified opinion, (2) includes an explanatory paragraph related to the change in method of accounting for fair value of financial instruments in 2008 and the change in method of accounting for uncertainty in income taxes and defined pension and other postretirement plans in 2007, and (3) states that (a) we did not audit the consolidated financial statements of The CUMIS Group Limited and Subsidiaries, CMG Mortgage Insurance Company, and CMG Mortgage Assurance Company, all of which were audited by other auditors whose reports have been furnished to us, and (b) our opinion, insofar as it relates to the balances of these companies included in the consolidated financial statements, is based solely on the reports of such other auditors), appearing in the Statement of Additional Information (which is incorporated by reference in the prospectus of the Account), which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/Deloitte & Touche LLP

Chicago, Illinois
April 24, 2009

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM

We consent to the use in this Registration Statement of CUNA Mutual Variable Life Insurance Account (the "Account") of CUNA Mutual Insurance Society on Form N-6 of our report dated February 24, 2009 included herein related to the consolidated balance sheet of The CUMIS Group Ltd. and subsidiaries as of December 31, 2008 and the consolidated statements of operations, comprehensive income, changes in shareholders' equity and cash flows for the year then ended and to the reference to our firm under the heading "Experts" appearing in the Statement of Additional Information which is incorporated by reference in the prospectus of the Account.

/s/KPMG LLP

Chartered Accountants, Licensed Public Accountants

Toronto, Canada
April 24, 2009

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM

We consent to the use in this Registration Statement of CUNA Mutual Variable Life Insurance Account (the "Account") of CUNA Mutual Insurance Society on Form N-6 of our report dated February 19, 2008 included herein related to the consolidated balance sheet of The CUMIS Group Ltd. and subsidiaries as of December 31, 2007 and the consolidated statements of operations, comprehensive income, changes in shareholders' equity and cash flows for the year then ended and to the reference to our firm under the heading "Experts" appearing in the Statement of Additional Information which is incorporated by reference in the prospectus of the Account.

/s/KPMG LLP

Chartered Accountants, Licensed Public Accountants

Toronto, Canada
April 24, 2009

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM

We consent to the use in this Registration Statement of CUNA Mutual Variable Life Insurance Account (the "Account") of CUNA Mutual Insurance Society on Form N-6 of our report dated February 16, 2007 included herein related to the consolidated balance sheet of The CUMIS Group Ltd. and subsidiaries as of December 31, 2006 and the consolidated statements of operations, shareholders' equity and cash flows for the year then ended and to the reference to our firm under the heading "Experts" appearing in the Statement of Additional Information which is incorporated by reference in the prospectus of the Account.

/s/KPMG LLP

Chartered Accountants, Licensed Public Accountants

Toronto, Canada
April 24, 2009

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information and to the use of our reports dated February 20, 2009 and February 19, 2008, on the separate financial statements of CMG Mortgage Insurance Company and CMG Mortgage Assurance Company for the years ended December 31, 2008 and 2007, respectively, in the Registration Statement (Form N-6) and related Prospectus of CUNA Mutual Variable Life Insurance Account of CUNA Mutual Insurance Society.

/s/Ernst & Young LLP

San Francisco, California
April 24, 2009